UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
 the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 13, 2017
Sun Bancorp, Inc.
(Exact name of registrant as specified in its charter)
New Jersey	0-20957	52-1382541
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Fellowship Rd., Suite 101, Mt. Laurel, N.J.	08054
(Address of principal executive Offices)	(Zip Code)

Registrant's telephone number, including area code (856) 691-7700
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

As previously announced, Sun Bancorp, Inc. ("Sun"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with OceanFirst Financial Corp. ("OceanFirst") and Mercury Merger Sub Corp. ("Merger Sub"), a wholly-owned subsidiary of OceanFirst. Pursuant to the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge (the "First-Step Merger") with and into Sun, with Sun as the surviving entity, and immediately following the effective time of the First-Step Merger, Sun will merge with and into OceanFirst, with OceanFirst as the surviving entity (together with the First-Step Merger, the "Integrated Mergers").  The proposed merger is described in the Joint Proxy Statement/Prospectus filed on September 20, 2017 in connection with the merger (the "Joint Proxy Statement/Prospectus").  This Current Report on Form 8-K provides certain additional information regarding the merger.
As previously disclosed in the Joint Proxy Statement/Prospectus, Sun, the members of the Sun board of directors (the "Sun Board"), OceanFirst and Merger Sub have been named as defendants in three substantially similar putative class action lawsuits filed by alleged shareholders of Sun in the Superior Court of New Jersey, Burlington County, Chancery Division, captioned Bruce Oswald v. Sun Bancorp, Inc., et al., Docket No. C 000070 17; Robert Rumsey v. Sun Bancorp, Inc., et al., Docket No. C 000071 17; and Paul D. Chetcuti v. Sun Bancorp, Inc., et al., Docket No. C 000072 17. On July 31, 2017, the plaintiffs in such class action lawsuits filed a motion to consolidate all three actions, and for the appointment of interim lead counsel. On August 28, 2017, the court granted the motion to consolidate, consolidating all three actions under the caption In re Sun Bancorp, Inc. Consolidated Stockholder Litigation, Docket No. C-70-17.  These actions allege, among other things, that the members of the Sun Board breached their fiduciary duties, including by failing to disclose material information about the transaction. In addition, on September 22, 2017, another alleged shareholder of Sun filed a putative class action lawsuit against Sun, the Sun Board, Ocean First and Merger Sub in the United States District Court for the District of New Jersey, captioned Paul Parshall v. Sun Bancorp, Inc., et al., No. 1:17-cv-07368, in which the plaintiff alleged that the defendants violated Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended, and certain rules and regulations promulgated thereunder by not disclosing certain allegedly material facts about the transaction.
Sun believes that the claims asserted in these lawsuits are without merit and that no further disclosure is required under applicable law.  However, to avoid the risk that the lawsuits may delay or otherwise adversely affect the consummation of the transaction and to minimize the burden and expense of further litigation, Sun wishes to voluntarily make the supplemental disclosures related to the proposed merger set forth below.  In light of the supplemental disclosures, the plaintiffs in the lawsuits have agreed to dismiss their individual claims with prejudice.  Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein.  Sun specifically denies that any further disclosure is required to supplement the Joint Proxy Statement/Prospectus under applicable law.

Supplemental Disclosures

The following materials supplement the statements contained in the Joint Proxy Statement/Prospectus and should be read in conjunction with those statements in their entirety. To the extent the information set forth herein differs from or updates information contained in the Joint Proxy Statement/Prospectus, the information set forth herein shall supersede or supplement the information in the Joint Proxy Statement/Prospectus. Nothing in this Current Report shall be deemed an admission of the legal necessity or materiality of the disclosures set forth herein, either separately or taken together.  All page references are to pages in the Joint Proxy Statement/Prospectus, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement.

The following disclosure is hereby added immediately prior to the first full paragraph on page 57 of the Joint Proxy Statement/Prospectus under the heading "Opinion of Sun's Financial Advisor":
The following table summarizes the publicly available consensus analyst earnings per share estimates for Sun for the years ending December 31, 2017 through December 31, 2019, as well as estimated internal long-term earnings for the years thereafterbased on an estimated per share growth rate of 8% for 2020 and 2021, as provided by the senior management of Sun.
	2017(E)	2018(E)	2019(E)	2020(E)	2021(E)
Earnings Per Share	$0.41	$0.54	$0.65	$0.70	$0.76
Dividends Per Share	$0.03	$0.04	$0.04	$0.04	$0.04
The following table summarizes the publicly available consensus analyst earnings per share estimates for OceanFirst for the years ending December 31, 2017 through December 31, 2019, as well as estimated internal long-term earnings for the years thereafter based on an estimated per share growth rate of 8% for 2020 and 2021, as provided by the senior management of OceanFirst.
	2017(E)	2018(E)	2019(E)	2020(E)	2021(E)
Earnings Per Share	$1.62	$1.86	$2.02	$2.18	$2.35
Dividends Per Share	$0.45	$0.68	$0.75	$0.82	$0.91

The following disclosure is hereby added immediately prior to the last paragraph on page 60 of the Joint Proxy Statement/Prospectus under the heading "Opinion of Sun's Financial Advisor":
The individual multiples and financial benchmarking metrics for the  Sun Regional Peers are as set forth below:
Sun Comparable Company Analysis: Sun Regional Peers
Financial Data as of or for the Period Ending 03/31/2017			Balance Sheet			Capital Position				LTM Profitability				Valuation
Pricing Data as of June 28, 2017														Price/

Company	City, State	Ticker	Total Assets ($mm)	Loans/ Deposits (%)	NPAs1/ Total Assets (%)	TCE/ TA (%)	Leverage Ratio (%)	Total RBC Ratio (%)	CRE2/ Total RBC (%)	Core[3] ROAA (%)	Core[3] ROAE (%)	Net Interest Margin (%)	Efficiency Ratio (%)	Tang. Book Value (%)	LTM EPS (x)	2017 Est. EPS[4] (x)	2018 Est. EPS[4] (x)	Current Dividend Yield (%)	LTM Dividend Ratio (%)	Market Value ($mm)
Peapack-Gladstone Financial Corporation	Bedminster, NJ	PGC	3,948	100.3	0.69	8.56	8.66	13.41	537.1	0.77	9.38	2.71	58.1	166	18.6	17.8[5]	14.2[5]	0.6	11.6	562
Financial Institutions, Inc.	Warsaw, NY	FISI	3,860	75.8	0.15	6.16	7.30	12.75	140.1	0.90	10.08	3.22	58.2	187	14.1	14.1	13.0	2.8	38.7	436
Northfield Bancorp, Inc.	Woodbridge, NJ	NFBK	3,844	113.4	0.71	15.52	15.63	19.37	361.8	0.87	5.35	2.99	57.9	144	24.8	28.0	26.5	1.8	45.7	848
First of Long Island Corporation	Glen Head, NY	FLIC	3,607	97.4	0.09	8.77	8.82	16.17	289.6	0.93	10.57	2.89	48.8	213	20.8	18.9	17.1	2.0	40.8	679
Bryn Mawr Bank Corporation	Bryn Mawr, PA	BMTC	3,293	96.9	0.45	8.32	8.77	12.30	310.0	1.24	10.48	3.72	61.2	269	19.4	17.4	14.6	2.0	38.6	710
Arrow Financial Corporation	Glens Falls, NY	AROW	2,656	80.2	0.23	8.06	9.37	14.98	111.9	1.05	11.70	3.14	58.0	202	16.1	15.2[5]	13.1[5]	3.1	50.0	429
CNB Financial Corporation	Clearfield, PA	CCNE	2,592	94.2	1.10	7.56	8.50	15.12	224.5	0.95	10.87	3.71	62.0	188	15.8	15.8	12.8	2.8	44.0	362
Peoples Financial Services Corp.	Scranton, PA	PFIS	2,024	96.6	0.58	9.82	10.16	13.35	244.8	1.02	7.80	3.74	58.3	169	16.6	NA	NA	2.8	47.0	324
Republic First Bancorp, Inc.	Philadelphia, PA	FRBK	1,969	59.6	1.74	10.86	12.21	18.27	176.2	0.31	3.64	3.10	86.2	248	NM	NM	34.4	0.0	0.0	530
BCB Bancorp, Inc.	Bayonne, NJ	BCBP	1,805	102.1	2.32	6.54	7.61	10.80	467.5	0.53	6.95	3.30	76.6	148	21.5	NA	NA	3.6	77.8	175
ESSA Bancorp, Inc.	Stroudsburg, PA	ESSA	1,759	98.3	1.22	9.34	9.48	14.73	92.4	0.40	4.02	2.83	78.6	105	22.1	21.2[5]	NA	2.4	53.7	172
Chemung Financial Corporation	Elmira, NY	CHMG	1,736	79.9	1.10	7.23	7.95	12.10	349.0	0.68	7.97	3.36	72.7	161	19.2	15.8[5]	13.1[5]	2.5	48.1	196
Codorus Valley Bancorp, Inc.	York, PA	CVLY	1,671	101.3	0.42	9.33	10.40	13.50	301.3	0.90	8.85	3.85	63.8	152	17.3	NA	NA	1.9	31.2	236
______________
Notes:
(1)	Nonperforming assets defined as nonaccrual loans and leases, renegotiated loans and leases, and real estate owned
(2)	CRE defined as total non-owner-occupied CRE loans (including CLD loans), as defined in the 2006 FED guidance; most recent regulatory data available used
(3)
Core income defined as net income after taxes and before extraordinary items, less net income attributable to non-controlling interest, gain on the sale of held to maturity and available for sale securities, amortization of intangibles, goodwill and nonrecurring items

(4)	Price/ forward earnings multiples per analyst consensus median estimates from CapitalIQ

(5)	Price/ forward earnings multiples per analyst consensus median estimates from SNL Financial
Note:	Includes banks and thrifts traded on the NYSE or NASDAQ headquartered in New Jersey, New York, or Pennsylvania with assets between $1.5Bn and $4.0Bn (excluding targets of announced mergers)
Note:	"NM" is defined as having an earnings multiple that is either negative or in excess of 40x
Source:	SNL Financial

The following disclosure is hereby added at the end of page 61 of the Joint Proxy Statement/Prospectus under the heading "Opinion of Sun's Financial Advisor":
The individual multiples and financial benchmarking metrics for the Sun Overcapitalized Peers are as set forth below:
Sun Comparable Company Analysis: Sun Overcapitalized Peers
Financial Data as of or for the Period Ending 03/31/2017			Balance Sheet			Capital Position				LTM Profitability				Valuation
Pricing Data as of June 28, 2017														Price/

Company	City, State	Ticker	Total Assets ($mm)	Loans/ Deposits (%)	NPAs1/ Total Assets (%)	TCE/ TA (%)	Leverage Ratio (%)	Total RBC Ratio (%)	CRE2/ Total RBC (%)	Core[3] ROAA (%)	Core[3] ROAE (%)	Net Interest Margin (%)	Efficiency Ratio (%)	Tang. Book Value (%)	LTM EPS (x)	2017 Est. EPS[4] (x)	2018 Est. EPS[4] (x)	Current Dividend Yield (%)	LTM Dividend Ratio (%)	Market Value ($mm)
State Bank Financial Corporation	Atlanta, GA	STBZ	4,203	83.7	0.33	12.91	13.04	15.49	285.9	1.44	9.38	4.68	58.4	200	21.0	19.2	15.7	2.1	43.1	1,062
Oritani Financial Corp.	Township of Washington, NJ	ORIT	4,126	132.9	0.26	13.49	13.64	16.13	549.8	1.11	7.85	2.86	39.1	142	13.4	17.2	17.3	4.1	93.0	791
Northfield Bancorp, Inc.	Woodbridge, NJ	NFBK	3,844	113.4	0.71	15.52	15.63	19.37	361.8	0.87	5.35	2.99	57.9	144	24.8	28.0	26.5	1.8	45.7	848
First Financial Corporation	Terre Haute, IN	THFF	2,957	75.0	0.72	13.37	13.63	18.64	82.9	1.16	8.28	4.04	60.4	149	16.8	16.3	16.1	2.1	35.5	581
Blue Hills Bancorp, Inc.	Norwood, MA	BHBK	2,497	107.0	0.53	15.55	15.64	20.45	157.7	0.46	2.73	2.69	73.6	125	30.0	36.0	28.1	1.1	23.3	483
Territorial Bancorp Inc.	Honolulu, HI	TBNK	1,936	88.4	0.31	12.02	12.56	27.50	11.8	0.89	7.24	3.24	55.5	133	17.6	16.7	15.5	2.5	52.2	311
Waterstone Financial, Inc.	Wauwatosa, WI	WSBF	1,727	126.3	1.11	24.00	23.91	33.35	170.4	1.60	6.94	2.79	73.8	134	18.3	17.3[5]	14.3[5]	2.5	38.8	557
People's Utah Bancorp	American Fork, UT	PUB	1,718	78.4	0.63	13.61	14.10	20.11	204.9	1.54	11.08	4.65	55.2	206	19.6	19.2	17.3	1.2	21.9	481
BankFinancial Corporation	Burr Ridge, IL	BFIN	1,603	99.8	0.48	12.56	11.58	16.65	365.9	0.55	4.12	3.24	73.8	136	38.2	25.5	21.3	1.9	56.4	274
Veritex Holdings, Inc.	Dallas, TX	VBTX	1,522	83.6	0.22	14.35	14.66	21.23	177.9	1.05	8.02	3.52	54.1	187	24.5	22.8	15.6	0.0	0.0	399
Charter Financial Corporation	West Point, GA	CHFN	1,485	84.7	0.58	12.14	12.92	17.93	242.8	1.15	8.05	3.75	64.6	150	19.5	18.9[5]	14.4[5]	1.5	23.9	265
Clifton Bancorp Inc.	Clifton, NJ	CSBK	1,432	120.0	0.39	20.72	21.22	36.91	88.2	0.35	1.53	2.31	70.8	127	NM	NM	39.7	1.4	114.3	372
National Bankshares, Inc.	Blacksburg, VA	NKSH	1,243	62.3	1.00	14.31	15.30	27.47	127.6	1.22	8.17	3.46	51.8	162	19.3	18.2[5]	15.7[5]	2.7	54.2	287
Citizens & Northern Corporation	Wellsboro, PA	CZNC	1,234	77.7	1.12	14.35	14.29	23.72	79.1	1.22	8.00	3.75	59.2	164	18.3	18.0[5]	14.8[5]	4.4	80.6	287
______________
Notes:
(1)	Nonperforming assets defined as nonaccrual loans and leases, renegotiated loans and leases, and real estate owned
(2)	CRE defined as total non-owner-occupied CRE loans (including CLD loans), as defined in the 2006 FED guidance; most recent regulatory data available used
(3)
Core income defined as net income after taxes and before extraordinary items, less net income attributable to non-controlling interest, gain on the sale of held to maturity and available for sale securities, amortization of intangibles, goodwill and nonrecurring items

(4)	Price/ forward earnings multiples per analyst consensus median estimates from CapitalIQ

(5)	Price/ forward earnings multiples per analyst consensus median estimates from SNL Financial
Note:
Includes banks and thrifts traded on the NYSE or NASDAQ with assets between $1.2Bn and $4.5Bn and TCE / TA greater than 12.0% (excluding targets of announced mergers and Cass Information Systems due to their unique business model)

Note:       "NM" is defined as having an earnings multiple that is either negative or in excess of 40x
Source:    SNL Financial

The following disclosure is hereby added at the end of page 62 of the Joint Proxy Statement/Prospectus under the heading "Opinion of Sun's Financial Advisor":
The individual multiples and financial benchmarking metrics for the  OceanFirst Peers are as set forth below:
OceanFirst Comparable Company Analysis: OceanFirst Peers
Financial Data as of or for the Period Ending 03/31/2017			Balance Sheet			Capital Position				LTM Profitability				Valuation
Pricing Data as of June 28, 2017														Price/

Company	City, State	Ticker	Total Assets ($mm)	Loans/ Deposits (%)	NPAs1/ Total Assets (%)	TCE/ TA (%)	Leverage Ratio (%)	Total RBC Ratio (%)	CRE2/ Total RBC (%)	Core[3] ROAA (%)	Core[3] ROAE (%)	Net Interest Margin (%)	Efficiency Ratio (%)	Tang. Book Value (%)	LTM EPS (x)	2017 Est. EPS[4] (x)	2018 Est. EPS[4] (x)	Current Dividend Yield (%)	LTM Dividend Ratio (%)	Market Value ($mm)
NBT Bancorp Inc.	Norwich, NY	NBTB	8,945	87.2	0.62	7.46	9.08	12.40	149.5	0.96	9.24	3.42	60.0	248	19.2	18.9	18.0	2.5	49.7	1,600
Community Bank System, Inc.	De Witt, NY	CBU	8,914	67.2	0.29	8.16	10.35	18.79	54.3	1.28	9.07	3.70	59.0	343	22.4	22.5	20.8	2.3	54.0	2,817
S&T Bancorp, Inc.	Indiana, PA	STBA	7,065	105.7	0.85	8.26	8.92	12.02	374.2	1.10	8.89	3.46	52.6	225	16.9	16.1	14.8	2.2	37.0	1,261
First Commonwealth Financial Corporation	Indiana, PA	FCF	6,809	98.8	0.84	8.52	9.85	12.25	233.4	0.98	8.71	3.36	58.6	201	17.2	16.6	14.8	2.5	40.8	1,236
Flushing Financial Corporation	Uniondale, NY	FFIC	6,231	112.8	0.56	8.19	8.92	14.52	548.0	0.69	8.17	2.96	60.8	159	19.7	16.9	16.5	2.6	29.5	812
Dime Community Bancshares, Inc.	Brooklyn, NY	DCOM	6,095	127.6	0.23	8.57	9.91	12.98	906.5	0.71	7.36	2.63	48.9	141	17.5	15.2	13.4	2.9	61.5	738
Beneficial Bancorp, Inc.	Philadelphia, PA	BNCL	5,862	96.1	0.41	15.07	16.18	23.03	175.9	0.61	3.36	3.06	71.6	134	32.1	33.4	28.1	1.6	46.2	1,152
Lakeland Bancorp, Inc.	Oak Ridge, NJ	LBAI	5,248	92.5	0.57	8.20	8.97	13.29	375.3	0.97	9.38	3.37	56.1	213	18.0	17.9	15.7	2.1	37.6	890
TrustCo Bank Corp NY	Glenville, NY	TRST	4,887	82.1	0.85	8.97	9.12	19.15	22.4	0.88	9.80	3.11	55.6	169	17.4	17.1⁵	13.8⁵	3.4	58.3	739
Kearny Financial Corp.	Fairfield, NJ	KRNY	4,796	109.4	0.52	21.02	21.92	32.35	226.7	0.42	1.70	2.40	68.6	132	NM	NM	NM	0.8	42.9	1,287
ConnectOne Bancorp, Inc.	Englewood Cliffs, NJ	CNOB	4,461	106.4	1.85	9.08	9.44	11.83	523.2	0.68	5.77	3.36	43.8	185	23.9	14.1	12.2	1.3	28.6	723
Univest Corporation of Pennsylvania	Souderton, PA	UVSP	4,274	99.3	0.62	8.06	8.75	12.44	210.2	0.93	7.54	3.79	67.7	243	28.0	17.6	14.7	2.7	84.2	801
Oritani Financial Corp.	Township of Washington, NJ	ORIT	4,126	132.9	0.26	13.49	13.64	16.13	549.8	1.11	7.85	2.86	39.1	142	18.0	17.2	17.3	4.1	93.0	791
TriState Capital Holdings, Inc.	Pittsburgh, PA	TSC	4,075	106.6	0.45	7.31	7.56	12.39	314.7	0.79	8.49	2.20	66.0	242	23.9	20.6	15.7	0.0	0.0	710
______________
Notes:
(1)	Nonperforming assets defined as nonaccrual loans and leases, renegotiated loans and leases, and real estate owned
(2)	CRE defined as total non-owner-occupied CRE loans (including CLD loans), as defined in the 2006 FED guidance; most recent regulatory data available used
(3)
Core income defined as net income after taxes and before extraordinary items, less net income attributable to non-controlling interest, gain on the sale of held to maturity and available for sale securities, amortization of intangibles, goodwill and nonrecurring items

(4)	Price/ forward earnings multiples per analyst consensus median estimates from CapitalIQ
(5)	Price/ forward earnings multiples per analyst consensus median estimates from SNL Financial
Note:	Includes banks and thrifts traded on the NYSE or NASDAQ headquartered in New Jersey, New York, or Pennsylvania with assets between $3.5Bn and $9.0Bn (excluding targets of announced mergers)
Note:	"NM" is defined as having an earnings multiple that is either negative or in excess of 40x
Source:	SNL Financial

The following disclosure is hereby added immediately following the last paragraph on page 65 of the Joint Proxy Statement/Prospectus under the heading "Opinion of Sun's Financial Advisor":
The following table describes the discount rate calculation for Sun common stock prepared by Sandler O'Neill. In its normal course of business, Sandler O'Neill employs the Duff & Phelps valuation handbook in determining an appropriate discount rate in which the discount rate equals the sum of the risk free rate, the equity risk premium, the industry premium and the size premium.

Risk Free Rate	2.14%	Based on Normalized 10yr US Treasury
Equity Risk Premium	5.86%	Per Duff & Phelps 2017 Valuation Handbook
Size Premium	3.67%	Per Duff & Phelps 2017 Valuation Handbook
Industry Premium	1.09%	Per Duff & Phelps 2017 Valuation Handbook
Discount Rate	12.76%

The following disclosure is hereby added immediately prior to the table titled "Earnings Per Share Multiples" on page 67 of the Joint Proxy Statement/Prospectus under the heading "Opinion of Sun's Financial Advisor":
The following table describes the discount rate calculation for OceanFirst common stock prepared by Sandler O'Neill. In its normal course of business, Sandler O'Neill employs the Duff & Phelps valuation handbook in determining an appropriate discount rate in which the discount rate equals the sum of the risk free rate, the equity risk premium, the industry premium and the size premium.

Risk Free Rate	2.14%	Based on Normalized 10yr US Treasury
Equity Risk Premium	5.86%	Per Duff & Phelps 2017 Valuation Handbook
Size Premium	1.75%	Per Duff & Phelps 2017 Valuation Handbook
Industry Premium	1.09%	Per Duff & Phelps 2017 Valuation Handbook
Discount Rate	10.84%

The following disclosure is hereby added immediately prior to last sentence in the third full paragraph on page 68  of the Joint Proxy Statement/Prospectus under the heading "Opinion of Sun's Financial Advisor – Sandler O'Neill's Relationship":
In the two years preceding the date of Sandler O'Neill's opinion, Sandler O'Neill received compensation from OceanFirst of approximately $1,900,000 in the aggregate for investment banking services.
The following disclosure is hereby added at the end of the third paragraph on page 50  of the Joint Proxy Statement/Prospectus under the heading "Background of the Transactions":
When Messrs. Maher and O'Brien met on May 23, 2017, they discussed the leadership and board composition of the combined company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               Sun Bancorp, Inc.

Date:  October 13, 2017                  By: /s/Patricia M. Schaubeck
                       Name: Patricia M. Schaubeck
                       Title: Executive Vice President and General Counsel